VIP Trust
N-SAR Attachment for Item-74V.
DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEM 74V.
FOR PERIOD ENDING: 12/31/2013
Registrant CIK:  00011160168
FILE NUMBER: 811- 10509

74V.

Net asset value per share (to nearest cent)
Negative answer permitted in this field.

FUND
GROUP
 Class A
 Class B
 Class K

AXA AGGRESSIVE ALLOCATION PORTFOLIO
VIP
11.94
11.94
11.94
AXA CONSERVATIVE ALLOCATION PORTFOLIO
VIP
9.67
9.68
9.66
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
VIP
10.15
10.16
10.15
AXA MODERATE ALLOCATION PORTFOLIO
VIP
14.55
14.46
14.55
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
VIP
11.66
11.66
11.66
CHARTER FIXED INCOME PORTFOLIO
VIP

9.79

CHARTER CONSERVATIVE PORTFOLIO
VIP

9.88

CHARTER MODERATE PORTFOLIO
VIP

9.93

CHARTER MODERATE GROWTH PORTFOLIO
VIP

9.94

CHARTER GROWTH PORTFOLIO
VIP

10.02

CHARTER AGGRESSIVE GROWTH PORTFOLIO
VIP

9.98

CHARTER EQUITY PORTFOLIO
VIP

10.17

CHARTER INTERNATIONAL CONSERVATIVE PORTFOLIO
VIP

9.75

CHARTER INTERNATIONAL MODERATE PORTFOLIO
VIP

9.77

CHARTER INTERNATIONAL GROWTH PORTFOLIO
VIP

9.80

CHARTER INCOME STRATEGIES PORTFOLIO
VIP

9.76

CHARTER INTEREST RATE STRATEGIES PORTFOLIO
VIP

9.84

CHARTER REAL ASSETS PORTFOLIO
VIP

9.60

CHARTER ALTERNATIVE 100 CONSERVATIVE PLUS PORTFOLIO
VIP

9.80

CHARTER ALTERNATIVE 100 MODERATE PORTFOLIO
VIP

9.73

CHARTER ALTERNATIVE 100 GROWTH PORTFOLIO
VIP

9.68

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO
VIP
39.98
39.25
39.98
MULTIMANAGER CORE BOND PORTFOLIO
VIP
9.87
9.89
9.87
MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO
VIP
12.03
12.01
12.03
MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO
VIP
14.27
14.26
14.27
MULTIMANAGER LARGE CAP VALUE PORTFOLIO
VIP
13.59
13.59
13.59
MULTIMANAGER MID CAP GROWTH PORTFOLIO
VIP
10.08
9.67
10.16
MULTIMANAGER MID CAP VALUE PORTFOLIO
VIP
13.49
13.22
13.49
MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO
VIP
3.85
3.84
3.85
MULTIMANAGER SMALL CAP GROWTH PORTFOLIO
VIP
12.37
12.25
12.43
MULTIMANAGER SMALL CAP VALUE PORTFOLIO
VIP
16.17
16.18
16.17
MULTIMANAGER TECHNOLOGY PORTFOLIO
VIP
19.23
18.75
19.37
TARGET 2015 ALLOCATION PORTFOLIO
VIP

9.95
9.94
TARGET 2025 ALLOCATION PORTFOLIO
VIP

10.67
10.67
TARGET 2035 ALLOCATION PORTFOLIO
VIP

10.86
10.86
TARGET 2045 ALLOCATION PORTFOLIO
VIP

10.73
10.72